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                               ING INVESTORS TRUST
                           ING Liquid Assets Portfolio

                       Supplement Dated November 15, 2004
    to the Adviser Class, Institutional Class and Service Class Prospectuses
                              Dated April 30, 2004

Effective immediately, the fourth paragraph under the section entitled "More on the Portfolio Manager" on page 29 of the Adviser Class and Institutional Class Prospectuses and page 27 of the Service Class Prospectus is deleted in its entirety and replaced with the following:

      The Portfolio has been managed by a team of investment professionals led by Mr. David S. Yealy since November, 2004. Mr. Yealy joined ING IM in November 2004 and has over 18 years of investment experience. Prior to joining ING IM, he was a Managing Director with Trusco Capital Management ("Trusco") where he was responsible for over $9 billion of assets under management. Mr. Yealy joined Trusco in 1991 and during his 13-year tenure he was instrumental in the development and marketing of that firm's cash management business.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE